                                                                EXHIBIT 10.85

                              Home Properties, L.P.
                          Amendment No. Eighty-Five to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
November  17,  2006 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                           Amendment No. Eighty-Six to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
December  31,  2006 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                          Amendment No. Eighty-Seven to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
February  16,  2007 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is
hereby  amended  to  reflect   various  changes  and  the  issuance  of  limited
partnership interests to the former members of Jacob Ford Village, L.L.C.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary